                                                                     Exhibit 4.3








                                WARRANT AGREEMENT


                         dated as of [________ __, ____]


                                     between


                             XO COMMUNICATIONS, INC.


                                       and


                    [NAME OF WARRANT AGENT], as Warrant Agent



                              Warrants to Purchase
                          [TITLE OF WARRANT SECURITIES]

                                TABLE OF CONTENTS

ARTICLE I       ISSUANCE OF WARRANTS AND FORM, EXECUTION, DELIVERY AND REGISTRATION OF WARRANT CERTIFICATES..................1

        Section 1.1     Issuance of Warrants.................................................................................2

        Section 1.2     Form, Execution and Delivery of Warrant Certificates.................................................2

        Section 1.3     Transfer of Warrants.................................................................................3

        Section 1.4     Lost, Stolen, Mutilated or Destroyed Warrant Certificates............................................5

        Section 1.5     Cancellation of Warrant Certificates.................................................................5

        Section 1.6     Treatment of Holders.................................................................................6

ARTICLE II      EXERCISE PRICE, DURATION AND EXERCISE OF WARRANTS............................................................6

        Section 2.1     Exercise Price.......................................................................................6

        Section 2.2     Duration of Warrants.................................................................................6

        Section 2.3     Exercise of Warrants.................................................................................7

        Section 2.4     Cancellation.........................................................................................9

ARTICLE III     OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS...............................................................9

ARTICLE III [If Warrants are to be issued in Book-Entry Form: AND BENEFICIAL OWNERS] OF WARRANTS.............................9

        Section 3.1     No Rights as Holders of Warrant Securities Conferred by Warrants or Warrant Certificates.............9

        Section 3.2     Holder [If Warrants are to be issued in Book-Entry form: and Beneficial Owner] of Warrant
                        May Enforce Rights..................................................................................10

ARTICLE IV      CONCERNING THE WARRANT AGENT................................................................................10

        Section 4.1     Warrant Agent.......................................................................................10

        Section 4.2     Limitations on Warrant Agent's Obligations..........................................................10

        Section 4.3     Compliance With Applicable Laws.....................................................................12

        Section 4.4     Resignation and Appointment of Successor............................................................12

ARTICLE V       MISCELLANEOUS...............................................................................................13

        Section 5.1     Amendments..........................................................................................13

        Section 5.2     Merger, Consolidation, Sale, Transfer or Conveyance.................................................14

        Section 5.3     Notices and Demands to the Company and Warrant Agent................................................15

        Section 5.4     Addresses...........................................................................................15

        Section 5.5     Governing Law.......................................................................................15


                                       -i-
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                                TABLE OF CONTENTS
                                  (continued)


                                                                                                                          PAGE
        Section 5.6     Delivery of Prospectus..............................................................................15

        Section 5.7     Obtaining of Governmental Approvals.................................................................15

        Section 5.8     Payment of Taxes....................................................................................15

        Section 5.9     Benefits of Warrant Agreement.......................................................................16

        Section 5.10    Headings............................................................................................16

        Section 5.11    Severability........................................................................................16

        Section 5.12    Counterparts........................................................................................16

        Section 5.13    Inspection of Agreement.............................................................................16








                                      -ii-
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                                WARRANT AGREEMENT

                WARRANT AGREEMENT, dated as of [________ __, ____] (as modified, amended or supplemented, this "Agreement"), between XO COMMUNICATIONS, INC., a Delaware corporation (the "Company") and [NAME OF WARRANT AGENT], a [____________], as Warrant Agent (the "Warrant Agent").

                              W I T N E S S E T H:

                [If offer consists of Debt Securities with Warrants AND/OR Warrants to Purchase Debt Securities: WHEREAS, the Company has entered into an Indenture (the "[Senior] [Subordinated] Indenture"), dated as of [____________], between the Company and [NAME OF TRUSTEE] as trustee (the "[Senior] [Subordinated] Trustee"), providing for the issuance from time to time of its unsecured [senior] [subordinated] [convertible] debentures, notes or other evidences of indebtedness (the "[Senior] [Subordinated] Debt Securities"), to be issued in one or more series as provided in the [Senior] [Subordinated] Indenture [if Warrant Securities are not under same Indenture as Debt Securities to which they are attached; and an Indenture (the "[Senior] [Subordinated] Indenture," the Senior and Subordinated Indentures being referred to collectively as the "Indentures") dated as of _______________ between the Company and ______________, as trustee (the "[Senior] [Subordinated] Trustee," (the Senior and Subordinated Trustees being referred to collectively, as the "Trustees"), providing for the issuance from time to time of its [senior] [subordinated] debentures, notes or other evidences of indebtedness (the "[Senior] [Subordinated] Debt Securities," the Senior and Subordinated Debt Securities being referred to collectively as the "Debt Securities"), to be issued in one or more series as provided in the [Senior] [Subordinated] Indenture]; and]

                [If Securities and Warrants are to be offered together: WHEREAS, the Company proposes to sell [title of Securities being offered] (the "Offered Securities") together with warrants (each, a "Warrant") representing the right to purchase [title of Securities purchasable upon exercise of Warrants] [If Warrants for Depositary Shares are to be offered: , each representing a [1/__th] interest in a share of [title of securities represented by Depositary Shares]] (the "Warrant Securities" [If Warrants for Depositary Shares are to be offered:
, which term shall also refer, as appropriate, to such [title of securities represented by Depositary Shares]), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and]

                [If offer consists of Warrants alone: WHEREAS, the Company proposes to sell warrant certificates evidencing one or more warrants (each, a "Warrant") representing the right to purchase [title of Securities purchasable upon exercise of Warrants] [If Warrants for Depositary Shares are to be offered:
, each representing a [1/__th] interest in a share of [title of securities represented by the Depositary Shares]] (the "Warrant Securities" [If Warrants for Depositary Shares are to be offered: , which term shall also refer, as appropriate, to such [title of securities represented by the Depositary Shares]), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Warrant Certificates"; and]

                WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, exercise and cancellation of the Warrants, and the Company wishes to set forth in this Agreement, among other things, the provisions of the Warrants, the form of the Warrant

Certificates evidencing the Warrants and the terms and conditions upon which the Warrants may be issued, transferred, exchanged, exercised and canceled;

                NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

               ARTICLE I ISSUANCE OF WARRANTS AND FORM, EXECUTION,
                DELIVERY AND REGISTRATION OF WARRANT CERTIFICATES

        Section 1.1 Issuance of Warrants. Each Warrant shall represent the right, subject to the provisions contained herein and therein, to purchase [________] Warrant Securities [in the aggregate principal amount of $_____] at the Exercise Price set forth in Section 2.1. [If Securities and Warrants are to be offered together: Warrants shall be issued in units with the Offered Securities [If Warrants are not immediately detachable: and shall not be separately transferable [Unless Warrants are not detachable: before [________ __, ____] (the "Detachment Date")]].] [If Warrants are to be offered separately:
Warrants shall be issued as a separate security and shall be transferable from and after the date of issuance.] [If Warrants are to be offered in Book-Entry form: [All] [A portion] of the Warrants shall initially be represented by one or more global certificates (each, a "Global Warrant Certificate").] [If Securities and Warrants are to be offered together and in definitive form: Each Warrant Certificate included in such a unit shall evidence [_______] Warrants for each [$_____ principal amount of] [_______] Offered Securities included in such unit.] [If Warrants are to be offered separately and in definitive form: Each Warrant Certificate shall evidence [_______] Warrants.]

        Section 1.2     Form, Execution and Delivery of Warrant Certificates.

                (a) One or more Warrant Certificates evidencing Warrants to purchase not more than [____] [$_______ in aggregate principal amount of] Warrant Securities (except as provided in Sections 1.3, 1.4 and 2.3(e)) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter [, including upon the Detachment Date].

                (b) Each Warrant Certificate, whenever issued, shall be in registered form substantially in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement. [If Warrants are issued in Book-Entry form: Each Global Warrant Certificate shall bear such legend or legends as may be required by the Depositary in order for it to accept the Warrants for its book-entry settlement system.] Each Warrant Certificate shall be printed, lithographed, typewritten, mimeographed or engraved on steel engraved borders or otherwise reproduced in any other manner as may be approved by the officers executing the same (such execution to be conclusive evidence of such approval) and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (such execution to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any regulation of any stock exchange on which the Warrants [If Securities and Warrants are to be offered together: , the Offered Securities] or the Warrant Securities may be listed, or to conform to usage. Each Warrant Certificate shall be signed on behalf of the Company by its Chairman of the Board, President or any Senior Vice President. The signature of any such officer on any Warrant Certificate may be manual or facsimile. Each Warrant Certificate, when so signed on behalf of the Company, shall be delivered to the Warrant Agent together with an order for the countersignature and delivery of such Warrants.

                (c) The Warrant Agent shall, upon receipt of any Warrant Certificate duly executed on behalf of the Company, countersign such Warrant Certificate and deliver such Warrant Certificate to or upon the order of the Company. Each Warrant Certificate shall be dated the date of its countersignature.

                (d) No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby may be exercised, unless such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate has been duly issued under the terms of this Agreement.

                (e) If any officer of the Company who has signed any Warrant Certificate either manually or by facsimile signature shall cease to be such officer before such Warrant Certificate shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificate nevertheless may be countersigned and delivered as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company as specified in this
                        Section 1.2, regardless of whether at the date of the execution of this Agreement any such person was such officer.

                (f) The Holders shall [If Warrants are to be issued in Book-Entry form: , except as stated below with respect to Warrants evidenced by a Global Warrant Certificate,] be entitled to receive Warrants in physical, certificated form.

                        [If Warrants are to be issued in Book-Entry form: (g) A Global Warrant Certificate may be exchanged for a new Global Warrant Certificate, or one or more new Global Warrant Certificates may be issued, to reflect the issuance by the Company of additional Warrants. To effect such an exchange, the Company shall deliver to the Warrant Agent one or more new Global Warrant Certificates duly executed on behalf of the Company as provided in Section 1.2. The Warrant Agent shall authenticate each new Global Warrant Certificate as provided in Section 1.2 and shall deliver each new Global Warrant Certificate to the Depositary. The Warrant Agent shall cancel each Global Warrant Certificate delivered to it by the Depositary in exchange therefor, if any.]

        Section 1.3     Transfer of Warrants.

                ( ) [If Warrants are to be issued in Book-Entry form: (a) [All] [A portion] of the Warrants shall initially be represented by one or more Global Warrant Certificates deposited with [the Depositary Trust Company] (the "Depositary") and registered in the name of [Cede & Co.], a nominee of the Depositary. The Depositary, or such other entity as is agreed to by the Depositary, may hold each Global Warrant Certificate as custodian for Depositary. Except as provided for in Section 1.3(b) hereof, no person acquiring Warrants traded on any securities exchange with book-entry settlement through the Depositary shall receive or be entitled to receive physical delivery of definitive Warrant Certificates evidencing such Warrants. Ownership of beneficial interests in the Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) the Depositary or its nominee for each Global Warrant Certificate, or (ii) institutions that have accounts with the Depositary (such institution, with respect to a Warrant in its account, a "Participant").]

                ( )     [If Warrants are to be issued in Book-Entry form: (b)
                        If the Depositary subsequently ceases to make its book-entry settlement system available for the Warrants, the Company may instruct the Warrant Agent regarding making other arrangements for book-entry settlement. In the event that the receipts are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to the Depositary to deliver to the Warrant Agent for cancellation each Global Warrant Certificate, and the Company shall instruct the Warrant Agent to deliver to the Depositary definitive Warrant Certificates in physical form evidencing such Warrants. Such definitive Warrant Certificates shall be in the form annexed hereto as Exhibit A with appropriate insertions, modifications and omissions, as provided above.]

                ( ) [If Securities and Warrants are to be offered together: (c) [If Warrants are not immediately detachable: Prior to the Detachment Date,] Warrants may be transferred or exchanged only together with the Offered Security to which such Warrant is attached, and only for the purpose of effecting, or in conjunction with, a transfer or exchange of such Offered Security. Furthermore, [If Warrants are not immediately detachable: on or prior to the Detachment Date,] each transfer of an Offered Security on the register relating to such Offered Securities shall operate also to transfer the Warrants to which such Offered Security was initially attached. [If Warrants are not immediately detachable: From and after the Detachment Date, the above provisions shall be of no further force and effect.]

                ( ) A Warrant Certificate may be transferred at the option of the Holder thereof upon surrender of such Warrant Certificate at the corporate trust office of the Warrant Agent, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent [If Warrants


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


                        are to be issued in Book-Entry form: ; provided, however, that except as otherwise provided herein or in any Global Warrant Certificate, each Global Warrant Certificate may be transferred only in whole and only to the Depositary, to another nominee of the Depositary, to a successor depository, or to a nominee of a successor depository]. Upon any such registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 1.2, in the name of the designated transferee a new Warrant Certificate or Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants.

                ( ) [If Warrants are not immediately detachable: After the Detachment Date,] Upon surrender at the corporate office of the Warrant Agent, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for such exchange, all in form satisfactory to the Company and the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates in any other authorized denominations; provided that such new Warrant Certificate(s) evidence the same aggregate number of Warrants as the Warrant Certificate(s) so surrendered. Upon any such surrender for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 1.2, in the name of the Holder of such Warrant Certificates, the new Warrant Certificates.

                ( ) The Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates in accordance with Section 1.2 and transfers, exchanges, exercises and cancellations of outstanding Warrant Certificates. Whenever any Warrant Certificates are surrendered for transfer or exchange in accordance with this Section 1.3, an authorized officer of the Warrant Agent shall manually countersign and deliver the Warrant Certificates which the Holder making the transfer or exchange is entitled to receive.

                ( ) No service charge shall be made for any transfer or exchange of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such transfer or exchange.

        Section 1.4 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation, upon surrender of such Warrant Certificate to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like number of Warrants. No service charge shall be made for any replacement of Warrant Certificates, but the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange. To the extent permitted under applicable law, the provisions of this Section 1.4 are exclusive with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates and shall preclude any and all other rights or remedies.


        Section 1.5 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered to the Warrant Agent for transfer, exchange or exercise of the Warrants evidenced thereby shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company. Any Warrant Certificate surrendered to the Company for transfer, exchange or exercise of the Warrants evidenced thereby shall be promptly delivered to the Warrant Agent and such transfer, exchange or exercise shall not be effective until such Warrant Certificate has been received by the Warrant Agent.

        Section 1.6 Treatment of Holders [If Warrants are to be issued in Book-Entry Form and Beneficial Owners:] of Warrant Certificates. (a) The term "Holder", as used herein, shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose [If Warrants are not immediately detachable are offered: or, prior to the Detachment Date, the person in whose name the Offered Security to which such Warrant Certificate was initially attached is registered upon the register relating to such Offered Securities. At all times prior to the Detachment Date, the Company will, or will cause the registrar of the Offered Securities to, make available to the Warrant Agent such information as to holders of the Offered Securities as may be necessary to keep the Warrant Agent's records current]. [If Warrants are to be issued in Book-Entry form: The Holder of each Global Warrant Certificate shall initially be [Cede & Co.], a nominee of the Depositary.]


                ( ) [If Warrants are to be issued in Book-Entry Form: (b) The term "Beneficial Owner" as used herein shall mean any person in whose name ownership of beneficial interests in Warrants evidenced by a Global Warrant Certificate is recorded in the records maintained by the Depositary or its nominee, or by a Participant [If Securities and Warrants that are not immediately detachable are offered:, or, prior to the Detachment Date, the person in whose name the Offered Security to which such Warrant Certificate was initially attached is registered upon the register relating to such Offered Securities].]

                ( )     Every Holder [If Warrants are to be issued in
                        Book-Entry form: and every Beneficial Owner] consents and agrees with the Company, the Warrant Agent and with every subsequent Holder [If Warrants are to be issued in Book-Entry form: and Beneficial Owner] that until the Warrant Certificate is transferred on the books of the Warrant Agent, the Company and the Warrant Agent may treat the registered Holder of such Warrant Certificate as the absolute owner of the Warrants evidenced thereby for any purpose and as the person entitled to exercise the rights attaching to the Warrants evidenced thereby, any notice to the contrary notwithstanding.


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


                                   ARTICLE II
                EXERCISE PRICE, DURATION AND EXERCISE OF WARRANTS

        Section 2.1 Exercise Price. The exercise price of each Warrant shall be [$________] (the "Exercise Price") [modify as appropriate to reflect terms of offered Warrants].

        Section 2.2 Duration of Warrants. [Subject to the limitations set forth herein,] Each Warrant may be exercised in whole but not in part [Unless Warrants may be exercised on only one date:] on any Business Day (as defined below) occurring during the period (the "Exercise Period") commencing on [its date of issuance] [_________ __, ____] and ending at 5:00 P.M., New York time,] on [__________ __, ____] (the "Expiration Date"). Each Warrant remaining unexercised after 5:00 P.M., New York time, on the Expiration Date shall become void, and all rights of the Holder under this Agreement shall cease.

                As used herein, the term "Business Day" means any day which is not a Saturday or Sunday and is not a legal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York.

        Section 2.3     Exercise of Warrants.

                (a) A Holder may exercise a Warrant by delivering, not later than 5:00 P.M., New York time, on [Unless Warrants may be exercised on only one date: any Business Day during the Exercise Period (the "Exercise Date")] [If Warrants may be exercised on only one date: the Expiration Date] to the Warrant Agent at its corporate trust department
                        (i) the Warrant Certificate evidencing the Warrants to be exercised, [If Warrants are to be issued in Book-Entry form: and, in the case of a Global Warrant Certificate, the Warrants to be exercised (the "Book-Entry Warrants") free on the records of the Depositary to an account of the Warrant Agent at the Depositary designated for such purpose in writing by the Warrant Agent to the Depositary from time to time,] (ii) an election to purchase the Warrant Securities ("Election to Purchase"), [For definitive Warrant
                        Certificates: properly completed and executed by the Holder on the reverse of the Warrant Certificate] [If Warrants are to be issued in Book-Entry form: or, in the case of a Global Warrant Certificate, properly executed by the Participant and substantially in the form included on the reverse of each Warrant Certificate,] and (iii) the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If any of
                        (a) the Warrant Certificate [If Warrants are to be issued in Book-Entry form: or the Book-Entry Warrants,]
                        (b) the Election to Purchase, or (c) the Exercise Price therefor, is received by the Warrant Agent after 5:00 P.M., New York time, on [Unless Warrants may be exercised on only one date: the specified Exercise Date, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the Exercise Date. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants are received or deemed to be received after] the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Holder [If Warrants are to be issued in Book-Entry form: or Participant, as the case may be,] as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the Holder and the Company. Neither the Company nor the Warrant Agent shall have any obligation to inform a Holder of the invalidity of any exercise of Warrants. The Warrant Agent shall deposit all funds received by it in payment of the Exercise Price in the account of the Company maintained with the Warrant Agent for such purpose and shall advise the Company by telephone at the end of each day on which funds for the exercise of the Warrants are received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephonic advice to the Company in writing.

                (b) The Warrant Agent shall, by 11:00 A.M. on the Business Day following the [Unless Warrants may be exercised on only one date: Exercise Date of any Warrant] [If Warrants may be exercised on only one date: Expiration Date], advise the Company and the [Trustee under the Indenture applicable to] [the transfer agent and registrar in respect of] the Warrant Securities issuable upon such exercise as to the number of Warrants exercised in accordance with the terms and conditions of this Agreement, the instructions of each Holder [If Warrants are to be issued in Book-entry Form: or Participant, as the case may be,] with respect to delivery of the Warrant Securities issuable upon such exercise, and the delivery of definitive Warrant Certificates [If Warrants are to be issued in Book-Entry form: or one or more Global Warrant Certificates, as appropriate,] evidencing the balance, if any, of the Warrants remaining after such exercise, and such other information as the Company or such [Trustee] [transfer agent and registrar] shall reasonably require.

                (c) Subject to satisfaction of the conditions set forth in Sections 2.3(a) and 2.3(b) above, the Company shall, by 5:00 P.M., New York time, on the third Business Day next succeeding the [Unless Warrants may be exercised on only one date: Exercise Date of any Warrant] [If Warrants may be exercised on only one date: Expiration Date], execute, issue and deliver to the Warrant Agent, [pursuant to the Indenture applicable to the Warrant Securities, the Warrant Securities, duly authenticated by the Trustee of such Indenture and in authorized denominations] [the Warrant Securities] to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder [If Warrants are to be issued in Book-Entry form: or the Participant, as the case may be]. Upon receipt of such Warrant Securities, the Warrant Agent shall, by 5:00 P.M., New York time, on the fifth Business Day next succeeding [Unless Warrants may be exercised on only one date: such Exercise Date] [If Warrants may be exercised on only one date: the Expiration Date], transmit such Warrant Securities, to or upon the order of the Holder [If Warrants are to be issued in Book-Entry form: or Participant, as the case may be,] together with, or preceded by the prospectus referred to in Section 5.6 hereof. The Company agrees that it will provide such information and documents to the Warrant Agent as may be necessary for the Warrant Agent to fulfill its obligations hereunder.

                (d) The accrual of [interest] [dividends], if any, on the Warrant Securities issued upon the valid exercise of any Warrant will be governed by the terms of the applicable [Indenture] [certificate of designations and the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation")] and such Warrant Securities. From and after the issuance of such Warrant Securities, the former Holder of the Warrants exercised will be entitled to the benefits of the [Indenture] [certificate of designations and the Certificate of Incorporation] under which such Warrant Securities are issued and such former Holder's right to receive payments of [principal of (and premium, if any) and interest, if any, on] [dividends and any other amounts payable in respect of] the Warrant Securities shall be governed by, and shall be subject to, the terms and provisions of such [Indenture] [certificate of designations and Certificate of Incorporation] and the Warrant Securities.

                (e) Warrants may be exercised only in whole numbers of Warrants. [Unless Warrants may be exercised on only one date: If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in
                        Section 1.2 hereof, and delivered to the Holder at the address specified on the books of the Warrant Agent or as otherwise specified by such Holder.]

                (f) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Securities until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

        Section 2.4 Cancellation. The Warrant Agent and no one else shall cancel all Warrant Certificates surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy cancelled Warrant Certificates (subject to the record retention requirement of the Exchange Act of 1934). Certification of the destruction of all cancelled Warrant Certificates shall be delivered to the Company.

        [If Warrants for Class A Common Stock are offered: Section 2.5. Adjustment Under Certain Circumstances. The Exercise Price and the number of Warrant Securities purchasable upon the exercise of each Warrant shall be subject to adjustment upon (i) the issuance of a stock dividend to the holders of the outstanding shares of Warrant Securities or a combination, subdivision or reclassification of the Warrant Securities; (ii) the issuance of rights, warrants or options to all holders of the Warrant Securities entitling the holders thereof to purchase Warrant Securities for an aggregate consideration per share less than the current market price per share of the Warrant Securities; or (iii) any distribution by the Company to the holders of the Warrant

Securities of evidences of indebtedness of the Company or of assets (excluding cash dividends or distributions payable out of consolidated earnings and earned surplus and dividends or distributions referred to in (i) above); provided that no such adjustment in the number of Warrant Securities purchasable upon exercise of the Warrants will be required until cumulative adjustments require an adjustment of at least 1% of such number. No fractional shares will be issued upon exercise of Warrants, but the Company will pay the cash value of any fractional shares otherwise issuable. The adjustments to be made under this
Section 2.5 shall be determined by the Warrant Agent and such determination shall be final and binding upon the Holders and the Company.]

                                  ARTICLE III
                 OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS
                [IF WARRANTS ARE TO BE ISSUED IN BOOK-ENTRY FORM:
                       AND BENEFICIAL OWNERS] OF WARRANTS

        Section 3.1 No Rights as Holders of Warrant Securities Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the Holder thereof to any of the rights of a holder of any Warrant Securities, including, without limitation, [the right to receive the payments of principal of (and premium, if any) and interest, if any, on Debt Securities purchasable upon such exercise or to enforce any of the covenants in the Indenture] [the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any].


        Section 3.2 Holder [If Warrants are to be issued in Book-Entry form: and Beneficial Owner] of Warrant May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any Holder [If Warrants are to be issued in Book-Entry form: and any Beneficial Owner] of any Warrant, without the consent of the Warrant Agent or the Holder of any Warrant, may, on such Holder's [If Warrants are to be issued in Book-Entry form: or Beneficial Owner's] own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise in respect of, such Holder's [If Warrants are to be issued in Book-Entry form: or Beneficial Owner's] right to exercise the Warrants evidenced by any Warrant Certificate in the manner provided in this Agreement and such Warrant Certificate.

                                   ARTICLE IV
                          CONCERNING THE WARRANT AGENT

        Section 4.1 Warrant Agent. The Company hereby appoints [______________] as Warrant Agent of the Company in respect of the Warrants upon the terms and subject to the conditions herein set forth, and [____________] hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it.

        Section 4.2 Limitations on Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time shall be subject:

                (a) Compensation and Indemnification. The Company agrees to pay the Warrant Agent compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for all reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Warrant Agent in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or breach of this Agreement on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder.

                (b) Agent for the Company. In acting in the capacity of Warrant Agent under this Agreement, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants except as expressly set forth herein.

                (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, any Warrant, with the same rights that it or they would have were it not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as a depositary, trustee or agent for, any committee or body of holders of Warrants [If Securities and Warrants are being offered together:, Offered Securities] or Warrant Securities, or other securities or obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under either Indenture.

                (f) No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

                (g) No Liability for Invalidity. The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of the Warrant Certificates (except its countersignature thereon).

                (h) No Responsibility for Recitals. The recitals contained herein and in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility hereby for the correctness of the same.

                (i) No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are specifically set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in the case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 5.3 hereof, to make any demand upon the Company.

        Section 4.3 Compliance With Applicable Laws. The Warrant Agent agrees to comply with all applicable federal and state laws imposing obligations on it in respect of the services rendered by it under this Agreement and in connection with the Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Warrant Agent expressly assumes all liability for its failure to comply with any such laws imposing obligations on it, including (but not limited to) any liability for its failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding.

        Section 4.4     Resignation and Appointment of Successor.

                (a) The Company agrees, for the benefit of the Holders from time to time, that there shall at all times be a Warrant Agent hereunder until all the Warrants issued hereunder have been exercised or have expired in accordance with their terms, which Warrant Agent shall be a bank or trust company organized under the laws of the United States of America or one of the states thereof, which is authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers, has a combined capital and surplus of at least $50,000,000 and has an office or an agent's office in the United States of America.

                (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires such resignation to become effective; provided that such date shall not be less than three months after the date on which such notice is given, unless the Company agrees to accept such notice less than three months prior to such date of effectiveness. The Company may remove the Warrant Agent at any time by giving written notice to the Warrant Agent of such removal, specifying the date on which it desires such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company qualified as set forth in Section 4.4(a)) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 4.2(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                (c) If at any time the Warrant Agent shall resign, or shall cease to be qualified as set forth in Section 4.4(a), or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under any applicable Federal or State bankruptcy or insolvency law or similar law, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver, conservator or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or to meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of any applicable Federal or State bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as set forth in Section 4.4(a), shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as herein provided of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent under this Agreement.

                (d) Any successor Warrant Agent appointed under this Agreement shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent under this Agreement, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent under this Agreement.

                (e) Any corporation into which the Warrant Agent may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, in each case provided that it shall be qualified as set forth in Section 4.4(a), shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, including, without limitation, any successor to the Warrant Agent first named above.

                                    ARTICLE V
                                  MISCELLANEOUS

        Section 5.1     Amendments.

                (a) This Agreement and any Warrant Certificate may be amended by the parties hereto by executing a supplemental warrant agreement (a "Supplemental Agreement"), without the consent of the Holder of any Warrant, for the purpose of (i) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement that is not inconsistent with the provisions of this Agreement or the Warrant Certificates, (ii) evidencing the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained in this Warrant Agreement and the Warrants, (iii) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Warrants, [If Warrants are to be issued in Book-Entry form: (iv) evidencing and providing for the acceptance of appointment by a successor Depositary with respect to each Global Warrant Certificate, (v) issuing definitive Warrant Certificates in accordance with paragraph (b) of Section 1.3,] (vi) adding to the covenants of the Company for the benefit of the Holders or surrendering any right or power conferred upon the Company under this Agreement, or (vii) amending this Agreement and the Warrants in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Holders in any material respect.

                (b) The Company and the Warrant Agent may amend this Agreement and the Warrants by executing a Supplemental Agreement with the consent of the Holders of not fewer than a majority of the unexercised Warrants affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders under this Agreement; provided, however, that, without the consent of each Holder of Warrants affected thereby, no such amendment may be made that (i) changes the Warrants so as to reduce the [principal amount]

                        [number] of Warrant Securities purchasable upon exercise of the Warrants or so as to increase the exercise price [If Warrants for Class A Common Stock are offered:
                        (other than as provided by Section 2.3)], (ii) shortens the period of time during which the Warrants may be exercised, (iii) otherwise adversely affects the exercise rights of the Holders in any material respect, or (iv) reduces the number of unexercised Warrants the consent of the Holders of which is required for amendment of this Agreement or the Warrants.

        Section 5.2 Merger, Consolidation, Sale, Lease, Transfer or Conveyance. The Company may consolidate or merge with or into any other corporation or sell, lease, transfer or convey all or substantially all of its assets to any other corporation, provided that (i) either (x) the Company is the continuing corporation or (y) the corporation (if other than the Company) that is formed by or results from any such consolidation or merger or that receives such assets is a corporation organized and existing under the laws of the United States of America or a state thereof and such corporation assumes the obligations of the Company with respect to the performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by the Company and (ii) the Company or such successor corporation, as the case may be, must not immediately be in default under this Agreement. If at any time there shall be any consolidation or merger or any sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company, then the Company or such successor or assuming corporation, as the case may be, shall make appropriate provision by amendment of this Agreement or otherwise so that the holders of the Warrants then outstanding shall have the right at any time thereafter, upon exercise of such Warrants, to receive the kind and amount of shares of stock and other securities and property or assets receivable upon such consolidation or merger or any sale, lease, transfer, conveyance or other disposition as would be received by a holder of the number of Warrant Securities issuable upon exercise of such Warrant immediately prior to such consolidation or merger or sale, lease, transfer, conveyance or other disposition, and in any such event the successor or assuming corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein and in the Warrant Certificates as the Company; the Company shall thereupon be relieved of any further obligation hereunder or under the Warrants, and, in the event of any such sale, lease, transfer, conveyance (other than by way of lease) or other disposition, the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, Warrant Certificates evidencing the Warrants not theretofore exercised, in exchange and substitution for the Warrant Certificates theretofore issued. Such Warrant Certificates shall in all respects have the same legal rank and benefit under this Agreement as the Warrant Certificates evidencing the Warrants theretofore issued in accordance with the terms of this Agreement as though such new Warrant Certificates had been issued at the date of the execution hereof. In any case of any such merger or consolidation or sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company, such changes in phraseology and form (but not in substance) may be made in the new Warrant Certificates, as may be appropriate.

        Section 5.3     Notices and Demands to the Company and Warrant Agent.
If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder [If Warrants are to be issued in Book-Entry form: or a Participant, as the case may be], the Warrant Agent shall promptly forward such notice or demand to the Company.

        Section 5.4 Addresses. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to [____________________, Attention: ________________________], and any
communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to XO Communications, Inc., 11111 Sunset Hills Drive, Reston, Virginia 20190, Attention: Corporate Secretary (or such other address as shall be specified in writing by the Warrant Agent or by the Company, as the case may be). The Company or the Warrant Agent shall give notice to the Holders of Warrants by mailing written notice by first class mail, postage prepaid, to such Holders as their names and addresses appear in the books and records of the Warrant Agent [or, prior to the Detachment Date, on the register of the Offered Securities].

        Section 5.5 GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND THEREUNDER AND PROVISIONS HEREOF AND THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO APPLICABLE CONFLICTS OF LAW PROVISIONS).

        Section 5.6 Delivery of Prospectus. The Company shall furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants and complying in all material respects with the Securities Act of 1933, as amended (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent shall deliver a Prospectus to the Holder of such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise.

        Section 5.7 Obtaining of Governmental Approvals. The Company shall from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, which the Company may deem necessary or appropriate in connection with the issuance, sale, transfer and delivery of the Warrants, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities to be issued upon exercise of Warrants or upon the expiration of the period during which the Warrants are exercisable.

        Section 5.8 Payment of Taxes. The Company will pay all stamp and other duties, if any, to which, under the laws of the United States of America, this Agreement or the original issuance of the Warrants may be subject.

        Section 5.9 Benefits of Warrant Agreement. Nothing in this Agreement or any Warrant Certificate expressed or implied and nothing that may be inferred from any of the provisions hereof or thereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and their respective successors and assigns, [If Warrants are to be issued in Book-Entry form: the Beneficial Owners] and the Holders any right, remedy or claim under or by reason of this Agreement or any Warrant Certificate or of any covenant, condition, stipulation, promise or agreement hereof or thereof; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement or any Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their respective successors and assigns and of the [If Warrants are to be issued in Book-Entry form: Beneficial Owners and] Holders.

        Section 5.10 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 5.11 Severability. If any provision in this Agreement or in any Warrant Certificate shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provisions in any other jurisdiction, shall not in any way be affected or impaired thereby.

        Section 5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

        Section 5.13 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent and at the office of the Company for inspection by any Holder. The Warrant Agent may require any such Holder to submit satisfactory proof of ownership for inspection by it.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             XO COMMUNICATIONS, INC.



                                             By:
                                                --------------------------------
                                             Authorized Officer



                                             [WARRANT AGENT]


                                             By:
                                                --------------------------------
                                             Authorized Officer

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                [Form of legend if Securities with Warrants that are not immediately detachable or Warrants that are not immediately exercisable are offered: [PRIOR TO _______________,] THIS WARRANT CERTIFICATE [(i) CANNOT BE TRANSFERRED OR EXCHANGED UNLESS ATTACHED TO A [TITLE OF OFFERED SECURITY] AND
(II)] CANNOT BE EXERCISED IN WHOLE OR IN PART.]


                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN.

                         Warrant Certificate evidencing

                              Warrants to Purchase

                          [Title of Warrant Securities]

                              as described herein.


                             XO COMMUNICATIONS, INC.

No. ___________                                         CUSIP No. _____________

           VOID AFTER [5:00 P.M.], NEW YORK TIME, ON [_______ __, ___]

                This certifies that [________________________] or registered assigns is the registered holder of [Insert number initially issued] warrants to purchase certain securities (the "Warrants"). Each Warrant entitles the holder thereof, subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from XO Communications, Inc., a Delaware corporation (the "Company"), [$_________ principal amount] [______] of the Company's [title of Securities purchasable upon exercise of Warrants] [If Warrants for Depositary Shares are to be offered:, each representing a [1/__th] interest in a share of [title of securities represented by the Depositary Shares]] (the "Warrant Securities" [If Warrants for Depositary Shares are to be offered: , which term shall also refer, as appropriate, to such [title of securities represented by the Depositary Shares]), [issued or to be issued under the Indenture (as hereinafter defined)], at the Exercise Price set forth below. The exercise price of each Warrant (the "Exercise Price") shall be [modify as appropriate to reflect the terms of the offered Warrants].

                Subject to the terms of the Warrant Agreement, each Warrant evidenced hereby may be exercised in whole but not in part at any time, as specified herein, [Unless Warrants may be exercised on only one date: on any Business Day (as defined below) occurring during the period (the "Exercise Period") commencing on [the date of issuance thereof] [_______________ __, ____] and ending at 5:00 P.M., New York time,] on [____________ __, ____] (the
"Expiration Date"). Each Warrant remaining unexercised after 5:00 P.M., New York time, on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

                The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York time, on [Unless Warrants may be exercised on only one date: any Business Day during the Exercise Period (the "Exercise Date")] [If Warrants may be exercised on only one date: the Expiration Date] to [name of Warrant Agent] (the "Warrant Agent", which term includes any successor warrant agent under the Warrant Agreement described below) at its corporate trust department at [___________________], (i) this Warrant Certificate [For Global Warrant Certificate: and the Warrants to be exercised (the "Book-Entry Warrants") free on the records of [The Depositary Trust Company] (the "Depositary") to an account of the Warrant Agent at the Depositary designated for such purpose in writing by the Warrant Agent to the Depositary], (ii) an election to purchase ("Election to Purchase"), [For definitive Warrant
Certificates: properly executed by the holder hereof on the reverse of this Warrant Certificate] [For Global Warrant Certificates: properly executed by the institution in whose account the Warrant is recorded on the records of the Depositary (the "Participant"), and substantially in the form included on the reverse of hereof] and (iii) the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If any of (a) this Warrant Certificate [For Global Warrant Certificates: or the Book-Entry Warrants], (b) the Election to Purchase, or (c) the Exercise Price therefor, is received by the Warrant Agent after 5:00 P.M., New York time, on [Unless Warrants may be exercised on only one date: the specified Exercise Date, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the Exercise Date. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants to be exercised are received or deemed to be received after] the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Warrant Agent in its sole discretion and such determination will be final and binding upon the holder of the Warrants and the Company. Neither the Warrant Agent nor the Company shall have any obligation to inform a holder of Warrants of the invalidity of any exercise of Warrants. As used herein, the term "Business Day" means any day which is not a Saturday or Sunday and is not a legal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in [__________].

                Warrants may be exercised only in whole numbers of Warrants. [Unless Warrants may be exercised on only one date: If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and countersigned by the Warrant Agent as provided in Section 1.2 of the Warrant Agreement, and delivered to the holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such registered holder.]

                This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of [___________ __, ____] (the "Warrant Agreement"), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate

[For Global Warrant Certificate: and the beneficial owners of the Warrants represented by this Warrant Certificate] consent[s] by acceptance hereof. Copies of the Warrant Agreement are on file and can be inspected at the above-mentioned office of the Warrant Agent and at the office of the Company.

                [If the Warrant Securities are Debt Securities: The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with the Indenture, dated as of [_________ __, ____] (the "Indenture"), between the Company and [name of trustee], as trustee (together with any successor or successors as such trustee, the "Trustee"), and will be subject to the terms and provisions contained in the Warrant Securities and in the Indenture.] [If the Warrant Securities are Preferred Stock: The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued in accordance with the certificate of designations and the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") and will be subject to the terms and provisions contained in the certificate of designations and the Certificate of Incorporation.] The accrual of [interest] [dividends], if any, on the Warrant Securities issued upon the valid exercise of any Warrant will be governed by the terms of the applicable [Indenture] [certificate of designations and the Certificate of Incorporation] and such Warrant Securities. From and after the issuance of such Warrant Securities, the former holder of the Warrants exercised will be entitled to the benefits of the [Indenture] [certificate of designations and the Certificate of Incorporation] under which such Warrant Securities are issued and such former holder's right to receive payments of [principal of (and premium, if any) and interest, if any, on] [dividends and any other amounts payable in respect of] the Warrant Securities shall be governed by, and shall be subject to, the terms and provisions of such [Indenture] [certificate of designations and Certificate of Incorporation] and the Warrant Securities. Copies of the [Indenture, including the form of the Warrant Securities, are on file at the corporate trust office of the Trustee] [certificate of designations and Certificate of Incorporation are available from the Company].

                [If the Warrant Securities are Class A Common Stock: The Exercise Price and the number of Warrant Securities purchasable upon the exercise of each Warrant shall be subject to adjustment upon (i) the issuance of a stock dividend to the holders of the outstanding shares of Warrant Securities or a combination, subdivision or reclassification of the Warrant Securities;
(ii) the issuance of rights, warrants or options to all holders of the Warrant Securities entitling the holders thereof to purchase Warrant Securities for an aggregate consideration per share less than the current market price per share of the Warrant Securities; or (iii) any distribution by the Company to the holders of the Warrant Securities of evidences of indebtedness of the Company or of assets (excluding cash dividends or distributions payable out of consolidated earnings and earned surplus and dividends or distributions referred to in (i) above); provided that no such adjustment in the number of Warrant Securities purchasable upon exercise of the Warrants will be required until cumulative adjustments require an adjustment of at least 1% of such number. No fractional shares will be issued upon exercise of Warrants, but the Company will pay the cash value of any fractional shares otherwise issuable. The adjustments to be made under this Section 2.3 shall be determined by the Warrant Agent and such determination shall be final and binding upon the holders of the Warrants and the Company.]

                [If Securities and Warrants are to be offered together: [If Warrants are not immediately detachable: Prior to the Detachment Date,] The Warrants represented by this Warrant Certificate may be exchanged or transferred only together with the [title of Offered Security] (the "Offered Security") to which the Warrants are attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Additionally, [If Warrants are not immediately detachable: on or prior to the Detachment Date,] each transfer of such Offered Security on the register of the Offered Securities shall operate also to transfer the Warrants to which such Offered Securities was initially attached. [If Warrants are not immediately detachable: From and after the Detachment Date, the above provisions shall be of no further force and effect.]] Upon due presentment for registration of transfer or exchange of this Warrant Certificate at the corporate trust office of the Warrant Agent, the Company shall execute, and the Warrant Agent shall countersign and deliver, as provided in Section 1.2 of the Warrant Agreement, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants, subject to the limitations provided in the Warrant Agreement.

                Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Warrant Securities, including, without limitation, [the right to receive the payments of principal of (and premium, if any), and interest, if any, on Debt Securities purchasable upon such exercise or to enforce any of the covenants in the applicable Indenture] [the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any].

                The Warrant Agreement and this Warrant Certificate may be amended as provided in the Warrant Agreement including, under certain circumstances described therein, without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

                THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT AND PROVISIONS HEREOF AND THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO APPLICABLE CONFLICTS OF LAW PROVISIONS).

                This Warrant Certificate shall not be entitled to any benefit under the Warrant Agreement or be valid or obligatory for any purpose, and no Warrant evidenced hereby may be exercised, unless this Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated as of ________ __, ____




                                             XO COMMUNICATIONS, INC.


                                             By:
                                                --------------------------------
                                             Authorized Officer



                                             [NAME OF WARRANT AGENT],
                                             as Warrant Agent


                                             By:
                                                --------------------------------
                                             Authorized Officer

                                    [REVERSE]

                      INSTRUCTIONS FOR EXERCISE OF WARRANT

                To exercise the Warrants evidenced hereby, the holder [For Global Warrant Certificate: or Participant] must, by 5:00 P.M., New York time, on the specified Exercise Date, deliver to the Warrant Agent at its corporate trust department, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Warrant Agent at Account No. ____, in an amount equal to the Exercise Price in full for the Warrants exercised. In addition, the Warrant holder [For Global Warrant
Certificates: or Participant] must provide the information required below and deliver this Warrant Certificate to the Warrant Agent at the address set forth below [For Global Warrant Certificates: and the Book-Entry Warrants to the Warrant Agent in its account with the Depositary designated for such purpose]. This Warrant Certificate and the Election to Purchase must be received by the Warrant Agent by 5:00 P.M., New York time, on the specified Exercise Date.

                              ELECTION TO PURCHASE
                    TO BE EXECUTED IF WARRANT HOLDER DESIRES
                    TO EXERCISE THE WARRANTS EVIDENCED HEREBY

                The undersigned hereby irrevocably elects to exercise, on [__________, ____] (the "Exercise Date"), [_____________] Warrants, evidenced by this Warrant Certificate, to purchase, [$_____________ principal amount] [_________________] of the [title of Securities purchasable upon exercise of Warrants] [If Warrants for Depositary Shares are to be offered: , each representing a [1/__th] interest in a share of [title of securities represented by the Depositary Shares]] (the "Warrant Securities") of XO Communications, Inc., a Delaware corporation (the "Company"), and represents that on or before the Exercise Date such holder has tendered payment for such Warrant Securities by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company c/o [Name and address of Warrant Agent], in the amount of [$_____________] in accordance with the terms hereof. The undersigned requests that said [principal amount of] [number of] Warrant Securities be in fully registered form, in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

                [Unless Warrants may be exercised on only one date: If said [principal amount] [number] of Warrant Securities is less than all of the Warrant Securities purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.]


Dated:  ______________ __, ____


                             Name
                                 -----------------------------------------------
                                 (Please Print)

                            / / / /- / / /- / / / / /

                             (Insert Social Security or Other Identifying Number of Holder)
                                        ----------------------------------------

                             Address
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------


                             Signature
                                           -------------------------------------

                This Warrant may only be exercised by presentation to the Warrant Agent at one of the following locations:

        By hand at



        By mail at



                The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

                (Instructions as to form and delivery of Warrant Securities and/or Warrant Certificates)

        Name in which Warrant Securities are to be registered if other than in the name of the registered holder of this Warrant Certificate:
                                                              ------------------

                Address to which Warrant Securities are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:


                                           -------------------------------------
                                           (Street Address)


                                           -------------------------------------
                                           (City and State) (Zip Code)

                [Except for Global Warrant Certificate: Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:


---------------------------------


                Address to which certificate representing unexercised Warrants, if any, are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Warrant Agent:


                                                --------------------------------
                                                (Street Address)


                                                --------------------------------
                                                (City and State) (Zip Code)

Dated:
      ---------------------------


                                                --------------------------------
                                                Signature

        ([Except for Global Warrant Certificate: Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate.] If Warrant Securities, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Warrant Agent, the above signature must be guaranteed by a member firm of a registered national stock exchange, a member of the National Association of Securities Dealers, Inc., a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program, or by a commercial bank or trust company having an office or correspondent in the United States.)

                                       SIGNATURE GUARANTEE



                                       Name of Firm
                                                   -----------------------------
                                       Address
                                              ----------------------------------
                                       Area Code and Number
                                                           ---------------------


                                       Authorized Signature
                                                           ---------------------

                                       Name
                                           -------------------------------------

                                       Title
                                            ------------------------------------


Dated:                  ,
        ----------------  ----

                                   ASSIGNMENT

              (FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER
                 DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)
               FOR VALUE RECEIVED _________________ HEREBY SELLS,
          ASSIGNS AND TRANSFERS UNTO ________________________________

(Please print name and address
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------



(Please insert social)
security or other identifying number)     --------------------------------------


                The rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:
       ---------------------------------


                                               ---------------------------------
                                               Signature

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program, or by a commercial bank or trust company having an office or correspondent in the United States)


                                          SIGNATURE GUARANTEE

                                          Name of Firm
                                                      --------------------------

                                          Address
                                                      --------------------------

                                                      --------------------------

                                                      --------------------------


                                          Area Code and Number
                                                              ------------------


                                          Authorized Signature
                                                              ------------------

                                          Name
                                                --------------------------------
                                          Title
                                                --------------------------------

Dated:
      ---------------------------